VANGUARD NEW YORK
TAX-EXEMPT FUNDS

VANGUARD NEW YORK TAX-EXEMPT
   MONEY MARKET FUND

VANGUARD NEW YORK INSURED LONG-TERM
   TAX-EXEMPT  FUND

[PHOTO]

ANNUAL REPORT
NOVEMBER 30, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

  Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                   [PHOTO]

                                   CONTENTS

                                 A MESSAGE TO
                               OUR SHAREHOLDERS
                                      1

                                THE MARKETS IN
                                 PERSPECTIVE
                                      7

                                 REPORT FROM
                                 THE ADVISER
                                      9

                            PERFORMANCE SUMMARIES
                                      11

                                FUND PROFILES
                                      13

                             FINANCIAL STATEMENTS
                                      16

                                  REPORT OF
                           INDEPENDENT ACCOUNTANTS
                                      31

                       All comparative mutual fund data
                       are from Lipper or Morningstar,
                           unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]             [PHOTO]
John J. Brennan     John C. Bogle
Chairman & CEO      Senior Chairman

Interest rates declined on balance during the twelve months ended November 30, 1998--the fiscal year for the Vanguard New York Tax-Exempt Funds providing a significant boost to prices of tax-exempt municipal bonds. In this bond-friendly environment of lower rates and tame inflation, our New York Insured Long-Term Tax-Exempt Fund provided an excellent total return of +7.7% that surpassed the return of its average peer by a full percentage point. Our New York Tax-Exempt Money Market Fund's return of +3.3% also outdistanced that of its competitors.

       The table at right presents each fund's twelve-month return along with its income and capital components. The total return (capital change plus reinvested dividends) of the Insured Long-Term Tax-Exempt Fund is based on a change in net asset value from $11.05 per share on November 30, 1997, to $11.30 per share on November 30, 1998, adjusted for dividends totaling $0.564 per share paid from net investment income and a distribution of $0.017 per share paid from net realized capital gains. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield stood at 4.41%, the Money Market Fund's yield at 2.97%.

----------------------------------------------------------------
                                 COMPONENTS OF TOTAL RETURNS
                             FISCAL YEAR ENDED NOVEMBER 30, 1998
                             -----------------------------------
NEW YORK
TAX-EXEMPT FUND              INCOME        CAPITAL       TOTAL
----------------------------------------------------------------
Money Market                 +3.3%          0.0%         +3.3%
  (SEC 7-Day Annualized
  Yield: 2.97%)

Insured Long-Term            +5.3          +2.4          +7.7
----------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW

During the twelve months ended November 30, investors fretted over a variety of developments both here and abroad, from the debt problems of foreign governments to a huge hedge-fund bailout to growing concern about corporate profits. Overall, the uncertainty made for a tumultuous, but ultimately rewarding, period in the equity markets and a fine fiscal year for bonds.

       The yield of the benchmark 30-year U.S. Treasury bond fell about 100 basis points on balance, ending the period at 5.06% after bottoming out at 4.72% in early October. During the autumn, the Federal Reserve Board trimmed short-term rates three times in seven weeks by a total of 0.75 percentage point, citing the strain of international woes on the U.S. economy. The economy continued to exhibit steady growth (about 3% during the period), and inflation remained low. Consumer prices were up just 1.5% for the fiscal year.

       Of course, as interest rates drop, bond prices rise. That meant outstanding returns for bonds during the fiscal year, particularly for longer-maturity issues, which benefit most from interest-rate declines. The Lehman Brothers Long U.S. Treasury Bond Index earned a total return of +15.7%, with its +7.2% income return augmented by an +8.5% capital return.

       Yields on high-grade long-term municipal bonds did not fall as far as those for Treasury securities. Top-rated long-term municipal bonds ended the fiscal year with a yield of 4.89%, down from 5.25% at the end of November 1997. Yields on top-grade (MIG-1) 3-month notes, which are more sensitive than longer-term issues to changes in short-term interest rates, declined on balance to 2.95%, from 3.80% a year earlier. For the twelve months, the Lehman 10 Year Municipal Bond Index, a good measure of the long-term municipal market, returned +8.1%--an outstanding return considering the tax advantages of municipal bonds and the extremely low inflation rate.

       The U.S. stock market, meanwhile, weathered a severe summer storm that drove the broad market down nearly 20% and clipped more than 40% from the value of many smaller stocks. A swift recovery ensued during the final three months of the fiscal year, and for the twelve months, the Standard & Poor's 500 Composite Stock Price Index was up +23.7%.

       The 1998 fiscal year will likely be remembered as a period of extraordinary relative value in the municipal bond market. On November 30, yields on long-term U.S. Treasuries and long-term municipal bonds were nearly identical--a truly remarkable occurrence, given that income from state-specific municipal bond funds is exempt from federal, state, and local taxes for state residents. The yield convergence has been the result of several factors. Treasury bonds benefited from both an easing of inflation fears and a "flight to quality" by foreign investors--particularly from Asia--who bought Treasury securities to protect themselves from declines in their currencies versus the U.S. dollar. Meanwhile, new Treasury issuance dropped--thanks to the federal budget surplus--and issuance of new municipal bonds soared, dampening prices a bit and keeping yields high in relation to Treasuries.

       Throughout the summer and into the fall, yields of long-term municipal bonds were equal to about 98% of the yield on comparable Treasuries, and on several occasions muni yields matched or even slightly exceeded Treasury yields. To be sure, this phenomenon is temporary, but it made municipal bonds as valuable in relation to Treasuries as they've ever been. Historically, municipal bonds have offered a yield equal to about 84% of the yield on Treasury bonds.

       It's always important to view the performance of bonds in the proper perspective, especially after a year when declining interest rates pushed returns higher. As you may recall, during the past two fiscal years bond prices received only a small capital boost. Just four years ago, in 1994, interest rates rose sharply and bond prices plunged, providing a painful lesson about the volatility of bond-fund returns. It is also important for investors to understand that the ever-present fluctuations in the bond market tend to offset each other over longer periods, leaving the rate of interest income as the dominant long-term source of bond returns.

FISCAL 1998 PERFORMANCE OVERVIEW

The +7.7% return of the Vanguard New York Insured Long-Term Tax-Exempt Fund topped the +6.6% return of the average New York municipal bond fund and was just a hair behind the +7.8% return of the unmanaged Lehman Municipal Bond Index. This index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear. Though the majority of our total return came from interest income, the fund earned a capital return of +2.4% that reflected the interest-rate decline. The Tax-Exempt Money Market Fund provided a total return of +3.3%, outpacing the +2.9% return of its average peer.

THE MUNICIPAL BOND TAX ADVANTAGE

For New York residents, the income earned by our funds is exempt from state, local, and federal income taxes. At current yields, that means that investors in long-term tax-exempt bonds who are taxed at the highest marginal tax rate can earn an astounding 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund. Our Tax-Exempt Money Market Fund also offers New York residents a distinct advantage over U.S. Treasury securities with similar maturities. On November 30, the yield of MIG-1 notes was 11% higher than the after-tax yield of 90-day U.S. Treasury bills. To look at this another way, a yield of 5.1% on a tax-exempt long-term bond would be the equivalent of an 8.4% taxable yield for New York taxpayers subject to the highest tax rates. For a tax-exempt short-term yield of 3.0%, the taxable equivalent would be 5.0%.

       These remarkable advantages are illustrated in the table below, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 1998, assuming a $100,000 investment.

       Of course, in terms of credit quality, state-specific municipal bond funds, by definition, don't match up to U.S. Treasury bond funds, whose securities are backed by the full faith and credit of the U.S. government. Also, single-state municipal bond funds lack geographic diversification. Private insurance on the bonds in our Long-Term Tax-Exempt Fund, however, substantially mitigates these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

----------------------------------------------------------------------
                                     ILLUSTRATION OF INCOME FROM A
                                    HYPOTHETICAL $100,000 INVESTMENT
----------------------------------------------------------------------
                                      SHORT-TERM         LONG-TERM
----------------------------------------------------------------------
Taxable gross income                     $4,500            $5,100
Less taxes (39.6%)                       (1,800)           (2,000)
Net after-tax income                      2,700             3,100
----------------------------------------------------------------------
Tax-exempt income                        $3,000            $5,100
----------------------------------------------------------------------
Tax-exempt income advantage              $  300            $2,000
----------------------------------------------------------------------
Percentage advantage                        11%               65%
----------------------------------------------------------------------

This illustration assumes current yields (as of November 30, 1998) of 5.1% for long-term U.S. Treasury bonds, 4.5% for U.S. Treasury bills, 5.1% for long-term municipals, and 3.0% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasury securities is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

       Portfolio insurance generally is not available for short-term securities, so our investment adviser, Vanguard Fixed Income Group, is responsible for preserving the principal of the Tax-Exempt Money Market Fund--a responsibility the group fulfilled admirably. We remind you that money market investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The Vanguard New York Insured Long-Term Tax-Exempt Fund was launched more than twelve years ago to provide New York investors with a high level of tax-exempt income. The table on the next page compares the performance of the Insured Long-Term Fund over the past ten years with that of its average peer mutual fund. For the record, it compares, as well, the performance of our Tax-Exempt Money Market Fund since its inception on September 3, 1997. The table on page 4 also presents the current value of a hypothetical $10,000 investment made ten years ago in the Insured Long-Term Fund (and at the inception of our Money Market Fund). The Insured Long-Term Fund's edge over its competitors during the decade amounted to $1,674, or almost 17% of the original investment.

------------------------------------------------------------------------------------
                                          TOTAL RETURNS
                                 PERIODS ENDED NOVEMBER 30, 1998*
                    ----------------------------------------------------------------
                                                           FINAL VALUE
                           AVERAGE                         OF A $10,000
                         ANNUAL RATE                   INITIAL INVESTMENT**
                    ---------------------      -------------------------------------
                                 AVERAGE                      AVERAGE
NEW YORK            VANGUARD    COMPETING      VANGUARD      COMPETING     VANGUARD
TAX-EXEMPT FUND       FUND         FUND          FUND           FUND       ADVANTAGE
------------------------------------------------------------------------------------
Money Market          +3.3%        +3.0%        $10,414        $10,377      $   37
------------------------------------------------------------------------------------
Insured Long-Term     +8.4         +7.5          22,335         20,661       1,674
------------------------------------------------------------------------------------

 *For the Money Market Fund, annualized return since inception on September 3, 1997; for the Insured Long-Term Fund, annualized ten-year return.

**Assuming reinvestment of all income dividends and capital gains distributions.

       Our advantage is explained, in part, by our much lower expenses, a factor that helps us toward our goal of providing returns that exceed those of competitive norms. Our expense ratios (annual expenses as a percentage of average net assets) were about 0.20%, far below both the 1.03% charged by the average long-term state tax-exempt fund and the 0.53% charged by the average state tax-exempt money market fund. We believe this powerful advantage is sustainable. Another reason for our success is the skillful management of Vanguard Fixed Income Group, which has helped guide our funds to their superior record while maintaining the highest investment quality in the industry.

       We emphasize that the longer-term returns shown above are higher than investors should expect with interest rates at current levels. Our Insured Long-Term Fund's returns have been boosted by capital appreciation due to generally declining interest rates during the decade. But interest rates cannot decline forever. Investors looking for a realistic forecast of future returns on long-term bonds should not regard past returns as a guide. The best indicator of the average future return on long-term bonds--and it is not a perfect predictor--is the current yield on those bonds.

IN SUMMARY

The excellent returns earned by bonds over the past twelve months--as well as over the past decade--should not lull investors into a false sense of security about the safety of bonds or the reliability of returns. Bond returns will inevitably revert to their historical (lower) averages, possibly with little or no warning.

       We believe that the specific risks of bonds, and the general risks of investing, can be managed by a balanced investment program that includes stock funds, bond funds, and money market funds suited to an individual's objectives, time horizon, tolerance for risk, and financial situation. Once you have such a program, you should be prepared to stick with it through good times and bad.

/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer

December 18, 1998

NOTE: You'll observe that we have made minor changes in the names of the Vanguard New York Tax-Exempt Funds. We replaced the word "Tax-Free" with "Tax-Exempt" and replaced "Portfolio" with "Fund" as part of a broader effort to clarify the names in our fund lineup.

NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of Vanguard New York Tax-Exempt Funds overwhelmingly approved six proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the funds' assets at the time of the vote, this change will reduce the amount of state taxes paid each year by some Vanguard funds. The Vanguard New York Tax-Exempt Funds will not realize any tax savings as a result of the change, but the funds will benefit from the efficiency of being organized the same way as all other Vanguard funds. Approved by 96.94% of the shares voted, as follows:

          --------------------------------------------------------------------
                   FOR                    AGAINST                ABSTAIN
          --------------------------------------------------------------------
               235,929,293               2,754,205              4,695,426
          --------------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the New York Tax-Exempt Funds to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the funds' investment programs; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

          -------------------------------------------------------------------------------------------------
               NEW YORK TAX-EXEMPT FUND              FOR           AGAINST        ABSTAIN       APPROVED BY
          -------------------------------------------------------------------------------------------------
              Money Market                       165,841,737      4,674,668      5,189,124        94.39%
          -------------------------------------------------------------------------------------------------
              Insured Long-Term                   60,327,517      3,966,534      3,379,344        89.15%
          -------------------------------------------------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved as follows:

          -------------------------------------------------------------------------------------------------
              NEW YORK TAX-EXEMPT FUND               FOR          AGAINST         ABSTAIN       APPROVED BY
          -------------------------------------------------------------------------------------------------
              Money Market                       160,234,448     11,258,259      4,212,823        91.20%
          -------------------------------------------------------------------------------------------------
              Insured Long-Term                   58,593,041      5,565,537      3,514,817        86.58%
          -------------------------------------------------------------------------------------------------

                                                        (continued on next page)

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the funds' policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the funds' Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved as follows:

          -------------------------------------------------------------------------------------------------
              NEW YORK TAX-EXEMPT FUND              FOR            AGAINST        ABSTAIN       APPROVED BY
          -------------------------------------------------------------------------------------------------
              Money Market                      161,732,709       9,420,292      4,552,528        92.05%
          -------------------------------------------------------------------------------------------------
              Insured Long-Term                  59,808,304       4,371,699      3,493,391        88.38%
          -------------------------------------------------------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--BONDS SECURED BY INTERESTS IN OIL, GAS, OR MINERAL PROGRAMS. This change amends a policy prohibiting investments in interests in oil, gas, or other mineral exploration or development programs. While the funds still cannot invest directly in oil, gas, or mineral programs, the change clarifies that the funds can invest in bonds and money market instruments secured by interests in these programs. Approved as follows:

          -------------------------------------------------------------------------------------------------
              NEW YORK TAX-EXEMPT FUND               FOR          AGAINST         ABSTAIN       APPROVED BY
          -------------------------------------------------------------------------------------------------
              Money Market                       159,076,993     11,744,461      4,884,075        90.54%
          -------------------------------------------------------------------------------------------------
              Insured Long-Term                   58,947,248      4,761,598      3,964,548        87.11%
          -------------------------------------------------------------------------------------------------

2g. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN INDUSTRIAL REVENUE BONDS. This change eliminates a policy imposing special restrictions on investments in industrial revenue and development bonds. The change allows the funds to invest in industrial revenue and development bonds without limit, subject to their usual stringent quality and maturity guidelines. Approved as follows:

          -------------------------------------------------------------------------------------------------
              NEW YORK TAX-EXEMPT FUND              FOR            AGAINST        ABSTAIN       APPROVED BY
          -------------------------------------------------------------------------------------------------
              Money Market                      162,843,556       8,261,359      4,600,615        92.68%
          -------------------------------------------------------------------------------------------------
              Insured Long-Term                  59,211,315       4,419,106      4,042,973        87.50%
          -------------------------------------------------------------------------------------------------

                                                                         [PHOTO]

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1998

U.S. financial markets produced solid overall gains during the fiscal year ended November 30. The S&P 500 Index gained 23.7% for the 12-month period, overcoming a sharp summer setback. Bond prices rose as interest rates declined. Returns from overseas stock markets varied widely, with big gains in Europe and losses in most other markets.

U.S. STOCK MARKETS

The stock market's gains during the fiscal year were concentrated in large-capitalization growth stocks. Within the S&P 500 Index, the growth stocks rose 33.7%, while the value stocks were up 13.2%. The market's overall bias toward large-caps showed starkly in the contrast between the S&P 500 and other indexes. While the S&P 500 was rising 23.7%, the rest of the market returned a paltry 2.6%, as measured by the Wilshire 4500 Equity Index. Small-cap stocks, as represented by the Russell 2000 Index, did even worse--a negative return of 6.6%.

       The market's ascent was not without incident, even for large-cap stocks. After rising strongly to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the boundary distinguishing a bear market from a mere "correction." Declines were certifiably bearish for smaller stocks, however.

------------------------------------------------------------------------------
                                                AVERAGE ANNUALIZED RETURNS
                                              PERIODS ENDED NOVEMBER 30, 1998
                                             ---------------------------------
                                             1 YEAR       3 YEARS      5 YEARS
------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                              23.7%        26.7%        23.0%
   Russell 2000 Index                         -6.6         10.3         11.3
   MSCI EAFE Index                            16.8          9.3         10.2
------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                 9.5%         7.7%         7.3%
   Lehman 10 Year Municipal Bond Index         8.1          6.9          6.8
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                 8.1          6.9          6.8
------------------------------------------------------------------------------
OTHER
   Consumer Price Index                        1.5%         2.2%         2.4%
------------------------------------------------------------------------------

       The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a continuance of economic weakness in Asia. The persistence of Asia's economic troubles--which first surfaced in mid-1997--began to slow the economic expansions in the United States and Europe.

       The rebound in stocks late in the fiscal year occurred even though several sources of uncertainty remained, including doubts about global economic growth and reductions in securities analysts' forecasts of future corporate earnings. Stock prices got considerable help from the decline in interest rates. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

       Three forces clearly shaped the performance of industry sectors. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of economic troubles abroad), and fortresses (companies somewhat protected from competition).

       In contrast to the cautious stance of investors during fiscal 1998, U.S. consumers threw caution to the wind. Feeling flush because of plentiful jobs (the nation's unemployment rate was 4.4% at fiscal year-end) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer discretionary firms, such as retailers (+26%) and consumer staples (+22%).

       Fear was a factor in the lagging returns in industry groups considered to be vulnerable to slowing global growth, falling commodity prices, and tougher price competition from foreign suppliers. Among these--all traditional value sectors--were firms in the "other energy" category (-37%); chemical and other materials & processing firms (essentially a zero return); and makers of producer durables such as airplanes and machinery (+2%). Conversely, utilities did well (+35%) in part because they are seen as relatively insulated from foreign competition or economic woes. Fortresses are companies perceived as relatively safe from competitors because of patented products or brands. Such companies led the year's best-performing sectors: technology (+49%) and health care (+43%).

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board had the flexibility to cut short-term rates in three quarter-point steps in the autumn because inflation was remarkably tame--consumer prices rose just 1.5% for our fiscal year.

       In this bond-friendly environment, yields on long-term Treasury issues fell by roughly 100 basis points (1 percentage point), with the 30-year Treasury bond ending the fiscal year at 5.06%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a total return of 15.7%, an astounding margin of some 14 percentage points over the inflation rate.

       Reflecting investors' flight to quality and worries about slowing economic growth, prices fell for high-yield "junk" bonds. Even high-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods when falling rates lead to greater refinancing activity by homeowners, resulting in unwanted prepayments of principal. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds as well as Treasuries, and has an intermediate-term average maturity, earned 9.5%.

       Yields on long-term municipal bonds declined only modestly during the fiscal year, and by November 30 were only slightly lower than yields on comparable Treasury securities. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outdistanced even the S&P 500 Index, but Asian and Latin American markets were generally down during the fiscal year. As a group, European stocks earned 27.8% in U.S.-dollar terms. Europe's bull market was fueled by continuing economic growth, lower interest rates, increased corporate merger activity, and optimism about the effects of the euro, a common currency due to be adopted in 1999 by 11 nations.

       Japan's stock market continued to suffer from the effects of a severe recession and a shaky banking system. Stocks in Tokyo fell 4.5% in U.S.-dollar terms. Elsewhere in Asia, returns were mixed, ranging from a rebound of 21% in South Korea, through Australia's 11% gain, to big losses in Indonesia (-52%), Malaysia (-42%), New Zealand (-25%), and Singapore (-18%). Losses were steep throughout Latin America, including Mexico (-32%), Venezuela (-59%), Brazil (-20%), and Chile (-22%).

                                                                         [PHOTO]

REPORT FROM THE ADVISER

During the fiscal year ended November 30, nervous global investors flocked to the safety of U.S. Treasury securities. The "flight to quality" began with the collapse of Asian markets early in the year, then spread throughout the emerging economies of the world. With each round of negative world events, U.S. Treasury yields fell as investors bid up bond prices. In contrast to the volatility on world financial markets, sailing was smooth for the U.S. economy, which produced stable growth and low inflation. The Federal Reserve Board initially was reluctant to lower short-term interest rates in the face of the fundamental strength of the domestic economy; however, signs of international economic calamity loomed ever larger, threatening future U.S. growth. By the second half of our fiscal year, it was clear that domestic export-sensitive sectors were slowing, and stock market volatility increased. The Fed then cut short-term interest rates by a total of three-quarters of a percentage point. To date, the Fed's action has helped calm the fears of a worldwide credit crunch and stemmed investors' flight from risk. We will have to wait and see whether the worst is over for global markets.

       As one would expect, municipal bond yields fell in sympathy with the decline in Treasury yields. However, a large supply of new tax-exempt bonds muted the price increases. Consequently, municipal bonds underperformed their Treasury bond counterparts. During the fiscal year, the benchmark 30-year U.S. Treasury bond yield declined nearly 1 percentage point (from 6.05% to 5.06%). In contrast, the yield on an AAA-rated tax-exempt bond of similar maturity declined only three-tenths of 1 percent (from roughly 5.2% to 4.9%), and produced commensurately less price appreciation.

       As noted, the supply of new tax-exempt bonds grew dramatically during our fiscal year. Two factors led to this increase in municipal debt. First, as interest rates declined, municipalities rushed to issue new bonds that would refinance their older, higher-coupon debt. Second, the financial strength of many states and localities improved as robust economic performance boosted tax revenues. This increased financial sustenance allowed many issuers to fund new capital projects with tax-exempt debt. In all, tax-exempt issuance for the year was up 27% to $278 billion in new bonds.

       This abundance of new bonds offers unique value to investors in longer-term municipal issues. As of our fiscal year-end, the yield on a high-quality, long-maturity municipal bond was equal to an unusually high 96.8% of the yield on a comparable U.S. Treasury security. At certain points during the fiscal period, AAA-rated insured municipal bonds actually offered yields higher than Treasury bonds, a situation not seen since 1986. For investors in the maximum federal tax bracket (39.6%), high-grade municipal bonds offer about 3 percentage points in additional taxable-equivalent yield over comparable U.S. Treasuries. Our state tax-exempt funds further boost after-tax returns by providing income exempt from state tax. In the past, municipal bond yields have not stayed high relative to Treasury bonds for long. However, because of the persistence of global uncertainty and its beneficial effect on prices of Treasury bonds, it's hard to predict when municipal yields will return to more-normal levels. In the meantime, longer-term municipal bonds are a steal.

       The high credit quality of the Vanguard New York Tax-Exempt Funds played an important role in our strong performance relative to peers. Early in our fiscal year, demand was quite strong for the higher yields of uninsured bonds and those of speculative-grade credit quality. Market participants disregarded the added credit risk they were assuming. Demand for lower-quality securities was so high that investors accepted ever-smaller yield premiums for assuming the extra credit risk, and yield spreads between bonds of different quality tightened. But the bankruptcy of a major hospital group in Pennsylvania in summer 1998 caused many bondholders to reconsider the relationship between yield and credit quality.

       Investors in Vanguard's insured single-state tax-exempt funds receive additional credit protection. Although this municipal bond insurance does not protect against changes in market value, it does guarantee the timely payment of principal and interest. Our single-state tax-exempt funds are able to offer the dual benefits of high credit quality and attractive yields year after year because of our low expenses. Our emphasis on high credit quality should allow our shareholders to sleep comfortably.

       Over time, the simple combination of a disciplined risk approach with low expenses has proven to be a powerful force for maximizing total return for shareholders. Our continued focus on these basics produced the desired results in fiscal 1998.

       Yields on 1-year tax-exempt money market instruments fell 76 basis points (0.76 percentage point) during the second half of our fiscal year, even though summer is traditionally a season for heavy municipal borrowing. Over the full 12 months, the decline was 82 basis points, leaving the yield on the benchmark 1-year MIG-1 note at 2.99% on November 30. By comparison, the yield on 1-year U.S. Treasury bills fell 92 basis points during the second half and 99 basis points for the full year, closing with a yield of 4.50%. The plunge in short-term yields was fueled by the global "flight to quality" and by the Fed's 75-basis-point cut in the federal funds rate. At fiscal year-end, the yield on 1-year MIG-1 notes therefore was equal to 66.4% of the yield on comparable Treasury bills. Though this ratio is less favorable than that for yields of long-term municipal bonds in relation to those of Treasury bonds, municipal money markets still offer value for investors in the highest tax brackets.

       As the new year begins, the New York Tax-Exempt Money Market Fund is positioned to take advantage of its dual strengths of conservative, quality-oriented management and low expenses. We believe these attributes will, over time, generate superior risk-adjusted returns.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

December 10, 1998

INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New York income taxes by investing in insured and high-quality uninsured securities issued by New York state, county, and municipal governments.

PERFORMANCE SUMMARY
NEW YORK TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: SEPTEMBER 3, 1997-NOVEMBER 30, 1998
-------------------------------------------------------------
                  NEW YORK TAX-EXEMPT             AVERAGE
                   MONEY MARKET FUND               FUND*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
-------------------------------------------------------------
1997         0.0%        0.8%        0.8%         0.8%
1998         0.0%        3.3%        3.3%         2.9%
-------------------------------------------------------------

*Average New York Tax-Exempt Money Market Fund.

See Financial Highlights table on page 26 for dividend information since the fund's inception.

SEC 7-Day Annualized Yield (11/30/1998): 2.97%

CUMULATIVE PERFORMANCE: SEPTEMBER 3, 1997-NOVEMBER 30, 1998
----------------------------------------------------------------
             NEW YORK TAX-EXEMPT     AVERAGE NEW YORK TAX-EXEMPT
             MONEY MARKET FUND       MONEY MARKET FUND
 9/4/01      10000                   10000
1997 11      10084                   10084
1998 02      10166                   10157
1998 05      10251                   10235
1998 08      10334                   10307
1998 11      10414                   10377

                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                                PERIODS ENDED NOVEMBER 30, 1998
                                                                -------------------------------   FINAL VALUE OF A
                                                                1 YEAR     SINCE INCEPTION       $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------
         New York Tax-Exempt Money Market Fund                  3.27%           3.32%                 $10,414
         Average New York Tax-Exempt Money Market Fund          2.91            3.03                   10,377
-------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                               INCEPTION                  --------------------------------
                                                                 DATE        1 YEAR        CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt Money Market Fund                          9/3/1997      3.34%         0.00%        3.36%       3.36%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: APRIL 7, 1986-NOVEMBER 30, 1998
---------------------------------------------------------
                 NEW YORK INSURED
             LONG-TERM TAX-EXEMPT FUND           LEHMAN*
FISCAL     CAPITAL      INCOME      TOTAL        TOTAL
YEAR       RETURN       RETURN      RETURN       RETURN
1986         0.8%       4.3%         5.1%         5.0%
1987       -12.0        6.2         -5.8         -0.2
1988         4.4        7.2         11.6         10.6
1989         5.1        7.2         12.3         11.0
1990        -0.7        6.7          6.0          7.7
1991         3.9        7.0         10.9         10.3
1992         4.1        6.5         10.6         10.0
1993         6.4        6.0         12.4         11.1
1994       -11.5        5.1         -6.4         -5.2
1995        13.5        6.4         19.9         18.9
1996         0.4        5.4          5.8          5.9
1997         0.9        5.5          6.4          7.2
1998         2.4        5.3          7.7          7.8
---------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998
-----------------------------------------------------------------------
             NEW YORK INSURED      AVERAGE NEW YORK
             LONG-TERM TAX-EXEMPT  INSURED TAX-EXEMPT  LEHMAN MUNICIPAL
             FUND                  FUND                BOND INDEX
1988 11      10000                 10000               10000
1989 02      10277                 10177               10194
1989 05      10816                 10643               10627
1989 08      10905                 10798               10811
1989 11      11226                 10994               11101
1990 02      11247                 11059               11239
1990 05      11396                 11186               11404
1990 08      11390                 11295               11505
1990 11      11899                 11622               11956
1991 02      12218                 11888               12275
1991 05      12554                 12222               12554
1991 08      12893                 12690               12861
1991 11      13192                 12869               13182
1992 02      13560                 13151               13500
1992 05      13893                 13448               13786
1992 08      14404                 14093               14296
1992 11      14595                 14162               14504
1993 02      15686                 14998               15358
1993 05      15800                 15093               15435
1993 08      16368                 15859               16041
1993 11      16408                 15802               16111
1994 02      16477                 15799               16208
1994 05      16142                 15368               15817
1994 08      16321                 15716               16069
1994 11      15363                 14694               15270
1995 02      16918                 15940               16519
1995 05      17593                 16586               17263
1995 08      17700                 16870               17495
1995 11      18421                 17542               18157
1996 02      18633                 17516               18345
1996 05      18265                 17076               18052
1996 08      18614                 17615               18412
1996 11      19496                 18351               19224
1997 02      19521                 18170               19355
1997 05      19733                 18288               19547
1997 08      20270                 18975               20115
1997 11      20736                 19388               20603
1998 02      21276                 19571               21125
1998 05      21514                 19733               21380
1998 08      22041                 20393               21855
1998 11      22335                 20661               22202

                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                                PERIODS ENDED NOVEMBER 30, 1998
                                                                -------------------------------     FINAL VALUE OF A
                                                                1 YEAR     5 YEARS     10 YEARS    $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------
         New York Insured Long-Term Tax-Exempt Fund             7.69%      6.36%        8.37%           $22,335
         Average New York Insured Tax-Exempt Fund               6.57       5.51         7.53             20,661
         Lehman Municipal Bond Index                            7.76       6.62         8.30             22,202
---------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       10 YEARS
                                                 INCEPTION                                  -----------------------------
                                                   DATE         1 YEAR       5 YEARS        CAPITAL     INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
New York Insured Long-Term
   Tax-Exempt Fund                               4/7/1986       8.79%        6.16%          2.32%       6.12%       8.44%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
NEW YORK TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
----------------------------------
Yield                         3.0%
Average Maturity           64 days
Average Quality              MIG-1
Expense Ratio                0.19%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
MIG-1/SP-1+                                       66.1%
A-1/P-1                                           31.7
AAA/AA                                             2.2
A                                                  0.0
-------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                          NEW YORK INSURED          LEHMAN
                                 LONG-TERM          INDEX*
----------------------------------------------------------
Number of Issues                       224          47,383
Yield                                 4.4%            4.4%
Yield to Maturity                     4.5%              --
Average Coupon                        5.4%            5.5%
Average Maturity                 8.7 years      13.5 years
Average Quality                        AAA             AA+
Average Duration                 6.4 years       7.2 years
Expense Ratio                        0.21%              --
Cash Reserves                         1.4%              --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
-------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                          NEW YORK INSURED          LEHMAN
                                 LONG-TERM          INDEX*
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  1.12            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               99.8%
AA                                                 0.2
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------
Under 1 Year                                       5.6%
1-5 Years                                         19.4
5-10 Years                                        25.0
10-20 Years                                       40.4
20-30 Years                                        9.6
Over 30 Years                                      0.0
------------------------------------------------------
Total                                            100.0%

FINANCIAL STATEMENTS
NOVEMBER 30, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE          MARKET
                                                                                   MATURITY                 AMOUNT          VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                                COUPON            DATE                  (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
-----------------------------------------------------------------------------------------------------------------------------------
Babylon NY IDA Resource Recovery Bonds VRDO                           2.75%       12/2/1998 (3)            $ 8,000         $ 8,000
Battery Park City NY Auth.                                            7.70%        5/1/1999 (Prere.)         5,000           5,181
Connetquot Central School Dist. of Islip Suffolk County NY TAN        3.75%       6/29/1999                 12,300          12,326
East Hampton NY Union Free School Dist. TAN                           3.90%       6/29/1999                  6,000           6,011
Erie County NY Water Auth. Rev. VRDO                                  2.75%       12/2/1998 (2)              8,400           8,400
Erie County NY Water RAN                                              4.00%      10/13/1999                  4,000           4,034
Half Hollow Hills NY TAN                                              3.90%       6/25/1999                  2,500           2,504
Harrison, Village of Westchester County NY GO                         4.25%      12/17/1998                  4,048           4,049
Ithaca NY BAN                                                         4.00%       1/22/1999                 10,971          10,975
Jericho NY Union Free School Dist. TAN                                3.90%       6/29/1999                  2,000           2,003
Long Island NY Power Auth. Rev. CP                                    3.00%        4/8/1999 LOC              7,000           7,000
Long Island NY Power Auth. Rev. VRDO                                  3.00%       12/2/1998 LOC              8,600           8,600
Long Island NY Power Auth. Rev. VRDO                                  3.25%       12/2/1998 LOC              8,200           8,200
Metropolitan Transit Auth. of New York TOB VRDO
   (Commuter Fac. Rev.)                                               3.30%       12/3/1998 (3)+            10,620          10,620
Monroe County NY GO                                                   3.40%       4/14/1999                 14,500          14,500
Muni. Assistance Corp. for New York City NY GO                        5.00%        7/1/1999                 12,000          12,111
Muni. Assistance Corp. for New York City NY VRDO                      2.70%       12/2/1998 LOC             12,100          12,100
New York City NY Cultural Resources VRDO
   (Solomon R. Guggenheim Foundation)                                 3.20%       12/2/1998 LOC              9,625           9,625
New York City NY Custodial Receipt TOB VRDO                           3.35%       12/3/1998 (3)+             2,275           2,275
New York City NY Transitional Finance Auth. Future Tax Rev. VRDO      3.30%       12/2/1998                 15,900          15,900
New York City NY GO VRDO                                              2.90%       12/2/1998 LOC             26,300          26,300
New York City NY GO VRDO                                              2.95%       12/2/1998 LOC              3,000           3,000
New York City NY GO VRDO                                              3.10%       12/2/1998 LOC                900             900
New York City NY GO VRDO                                              3.35%       12/2/1998 LOC              3,100           3,100
New York City NY GO VRDO                                              3.35%       12/2/1998 (1)              2,700           2,700
New York City NY Health and Hosp. Corp. Rev. VRDO                     2.90%       12/2/1998 LOC             10,800          10,800
New York City NY Health and Hosp. Corp. Rev. VRDO                     2.95%       12/2/1998 LOC              7,700           7,700
New York City NY IDA Dev. VRDO (National Audubon Society)             3.20%       12/2/1998 LOC              8,900           8,900

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE          MARKET
                                                                                   MATURITY                 AMOUNT          VALUE*
                                                                     COUPON            DATE                  (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance Auth. CP                         3.10%       12/9/1998 LOC            $ 3,200         $ 3,200
New York City NY Muni. Water Finance Auth. CP                         3.35%       1/21/1999 LOC             10,000          10,000
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                     3.25%       12/2/1998 (3)              9,000           9,000
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                     3.30%       12/2/1998 (3)             15,000          15,000
New York Metro. Transp. Auth. Fac. CP                                 3.05%        3/8/1999 LOC              5,000           5,000
New York Metro. Transp. Auth. Fac. CP                                 3.05%        3/9/1999 LOC              5,000           5,000
New York Metro. Transp. Auth. Fac. CP                                 3.10%       2/12/1999 LOC              5,000           5,000
New York State Dormitory Auth. CP (Sloan Kettering Cancer Center)     2.85%        3/8/1999 LOC              4,000           4,000
New York State Dormitory Auth. TOB VRDO (City Univ. of New York)      3.30%       12/3/1998 (1)+             4,000           4,000
New York State Dormitory Auth. TOB VRDO (Mental Health Services)      3.30%       12/3/1998 (1)+             5,065           5,065
New York State Dormitory Auth. VRDO (Cornell Univ.)                   3.30%       12/2/1998                 12,100          12,100
New York State Dormitory Auth. VRDO (Foundling Charities Corp.)       3.05%       12/2/1998 LOC             11,275          11,275
New York State Dormitory Auth. VRDO (Rockefeller Univ.)               2.80%       12/2/1998                 23,000          23,000
New York State Environmental Fac. Corp. TOB VRDO                      3.30%       12/3/1998 (1)+             5,000           5,000
New York State Local Govt. Assistance Corp. TOB VRDO                  3.30%       12/3/1998 (2)+             2,000           2,000
New York State Local Govt. Assistance Corp. VRDO                      2.65%       12/2/1998 LOC             13,000          13,000
New York State Local Govt. Assistance Corp. VRDO                      2.70%       12/2/1998 LOC              6,900           6,900
New York State Power Auth. CP                                         3.00%       2/22/1999                  7,400           7,400
New York State Power Auth. CP                                         3.10%       2/22/1999                 10,000          10,000
New York State Thruway Auth. TOB VRDO                                 3.30%       12/3/1998 (3)+             5,420           5,420
Onondaga County NY BAN                                                4.25%       5/21/1999                  4,850           4,862
Oyster Bay NY BAN                                                     4.00%       4/30/1999                  3,630           3,635
Oyster Bay NY GO                                                      4.05%       12/1/1998                  1,575           1,575
Port Washington Union Free School Dist. Nassau County NY TAN          3.90%       6/24/1999                  5,000           5,008
Putnam County NY GO TAN                                               3.30%       8/31/1999                  7,000           7,013
Rockland County NY BAN                                                4.00%        3/4/1999                  6,400           6,408
Roslyn NY Union Free School Dist. TAN                                 3.90%       6/29/1999                  3,000           3,005
Syosset NY Central School Dist. TAN                                   3.90%       6/28/1999                 13,500          13,526
Triborough Bridge & Tunnel Auth. NY TOB VRDO                          3.25%       12/3/1998 (3)+             8,740           8,740
Westchester County NY GO                                             4.625%      11/15/1999                  9,475           9,636
Westchester County NY Health Care Corp. CP                            3.10%      12/14/1998                 15,000          15,000
Westchester County NY Health Care Corp. CP                            3.10%      12/18/1998                  5,000           5,000
OUTSIDE NEW YORK:
Puerto Rico Govt. Dev. Bank VRDO                                      2.90%       12/2/1998 (1)              2,300           2,300
Puerto Rico Highway & Transp. Auth. Rev. VRDO                         2.90%       12/2/1998 LOC              2,800           2,800
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $477,682)                                                                                                         477,682
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            MARKET
                                                                                                                            VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                                                                                        (000)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      $  7,833
Liabilities                                                                                                                 (2,051)
                                                                                                                          ---------
                                                                                                                             5,782
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 483,467,502 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                              $483,464
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $1.00
===================================================================================================================================

*See Note A in Notes to Financial Statements.

+Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, the aggregate value of these securities was $43,120,000, representing 8.9% of net assets.

For key to abbreviations and other references, see page 23.

-----------------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT             PER
                                                                                                             (000)           SHARE
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                          $483,467           $1.00
 Undistributed Net Investment Income                                                                            --              --
 Accumulated Net Realized Losses                                                                               (3)              --
 Unrealized Appreciation                                                                                        --              --
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                               $483,464           $1.00
===================================================================================================================================

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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE          MARKET
                                                                                   MATURITY                 AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                           COUPON            DATE                  (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.6%)
-----------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (85.7%)
Albany County NY GO                                                   5.00%       10/1/2005 (3)            $ 2,000         $ 2,116
Albany County NY GO                                                   5.00%       10/1/2012 (3)              4,400           4,629
Albany County NY GO                                                   7.00%       1/15/2005 (2)              1,250           1,322
Albany NY Muni. Water Finance Auth.                                   7.50%       12/1/2017 (1)              2,080           2,129
Battery Park City NY Auth.                                            5.50%       11/1/2026 (2)             11,750          12,431
Broome County NY Public Safety Fac. Project                           5.25%        4/1/2015 (1)              3,000           3,069
Buffalo & Erie County NY Toll Bridge Auth.                            6.00%        1/1/2015 (1)              4,500           4,923
Buffalo NY General Improvement                                        6.75%        3/1/2006 (1)              1,815           1,971
Buffalo NY General Improvement                                        6.75%        3/1/2007 (1)                390             424
Buffalo NY General Improvement                                        6.75%        3/1/2009 (1)                410             445
Buffalo NY General Improvement                                        6.75%        3/1/2010 (1)                380             413
Buffalo NY General Improvement                                        6.75%        3/1/2011 (1)                385             418
Buffalo NY Muni. Water Finance Auth.                                  5.75%        7/1/2019 (4)              8,500           9,334
Buffalo NY Sewer Auth. System Rev.                                    5.00%        7/1/2012 (3)              5,675           5,761
Buffalo NY Sewer Auth. System Rev.                                    5.25%        7/1/2008 (3)              3,500           3,646
Duchess County NY Resource Recovery Solid Waste System                7.50%        1/1/2009 (3)              2,000           2,128
Erie County NY GO                                                     6.10%       1/15/2006 (3)              1,865           2,089
Erie County NY GO                                                    6.125%       1/15/2007 (3)              1,660           1,879
Erie County NY Water Auth. Rev.                                       0.00%       12/1/2005 (2)              3,000           2,255
Erie County NY Water Auth. Rev.                                       0.00%       12/1/2006 (2)              6,915           4,982
Erie County NY Water Auth. Rev.                                       6.00%       12/1/2008 (2)              1,600           1,784
Town of Hempstead NY GO                                               5.50%        8/1/2011 (3)              2,450           2,641
Town of Hempstead NY GO                                              5.625%        2/1/2012 (3)              1,490           1,621
Town of Hempstead NY GO                                              5.625%        2/1/2013 (3)              1,170           1,268
Huntington NY GO                                                      5.50%        4/1/2013 (3)              3,400           3,620
Huntington NY GO                                                      6.70%        2/1/2011 (3)                310             376
Long Island NY Power Auth. Electric System Rev.                       5.00%       12/1/2018 (4)              6,000           6,021
Long Island NY Power Auth. Electric System Rev.                      5.125%       12/1/2022 (4)             66,675          66,876
Metro. Transit Auth. of New York (Commuter Fac. Rev.)                 5.00%        7/1/2017 (2)              5,000           5,024
Metro. Transit Auth. of New York (Commuter Fac. Rev.)                 5.30%        7/1/2022 (3)             17,475          17,973
Metro. Transit Auth. of New York (Commuter Fac. Rev.)                 5.50%        7/1/2017 (2)             11,585          12,235
Metro. Transit Auth. of New York (Commuter Fac. Rev.)                5.625%        7/1/2015 (4)              5,000           5,315
Metro. Transit Auth. of New York (Commuter Fac. Rev.)                 5.70%        7/1/2017 (1)              7,000           7,565
Metro. Transit Auth. of New York (Commuter Fac. Rev.)                 6.25%        7/1/2022 (1)              3,000           3,305
Metro. Transit Auth. of New York (Dedicated Petroleum Tax)            5.25%        4/1/2021 (1)              7,900           8,077
Metro. Transit Auth. of New York (Dedicated Petroleum Tax)            5.25%        4/1/2026 (1)             40,560          41,467
Metro. Transit Auth. of New York (Dedicated Petroleum Tax)            6.00%        4/1/2020 (1)             25,000          28,903
Metro. Transit Auth. of New York (Transp. Fac. Rev.)                  5.70%        7/1/2017 (1)              5,500           5,944
Metro. Transit Auth. of New York (Transp. Fac. Rev.)                  6.00%        7/1/2011 (2)              2,000           2,071
Metro. Transit Auth. of New York (Transp. Fac. Rev.)                  7.00%        7/1/2009 (2)             19,050          23,169
Monroe County NY GO (Woodbury Central School Dist.)                  5.625%       5/15/2010 (1)              1,000           1,098
Monroe County NY GO (Woodbury Central School Dist.)                  5.625%       5/15/2011 (1)              1,000           1,095
Monroe County NY GO (Woodbury Central School Dist.)                  5.625%       5/15/2012 (1)              1,000           1,090
Monroe County NY GO (Woodbury Central School Dist.)                  5.625%       5/15/2013 (1)              1,425           1,547
Monroe County NY GO (Woodbury Central School Dist.)                  5.625%       5/15/2014 (1)              1,000           1,081
Montgomery, Ostego, Scholoharie Counties NY Solid Waste               5.25%        1/1/2014 (1)              1,640           1,693
Mount Sinai NY Union Free School Dist.                                6.20%       2/15/2014 (2)              1,050           1,227
Nassau County NY Combined Sewer Dist. GO                              4.80%       10/1/2005 (3)              1,760           1,837
Nassau County NY Combined Sewer Dist. GO                              5.00%       10/1/2007 (3)              1,715           1,815
Nassau County NY Combined Sewer Dist. GO                              5.00%        5/1/2009 (3)              3,210           3,380
Nassau County NY Combined Sewer Dist. GO                              5.00%        5/1/2010 (3)              2,875           3,023
Nassau County NY Combined Sewer Dist. GO                              5.00%        5/1/2011 (3)              1,770           1,857
Nassau County NY Combined Sewer Dist. GO                              5.00%        5/1/2012 (3)              1,760           1,839
Nassau County NY Combined Sewer Dist. GO                              5.35%        7/1/2008 (1)              4,730           5,128
Nassau County NY Combined Sewer Dist. GO                              5.35%       1/15/2009 (1)              3,505           3,786
Nassau County NY Combined Sewer Dist. GO                              5.35%        7/1/2009 (1)              4,635           5,021
Nassau County NY Combined Sewer Dist. GO                             5.875%        8/1/2012 (3)                825             901
Nassau County NY Combined Sewer Dist. GO                              6.20%       5/15/2007 (1)                840             917


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
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                                                                                                              FACE          MARKET
                                                                                   MATURITY                 AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                           COUPON            DATE                  (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
Nassau County NY Combined Sewer Dist. GO                              6.20%       5/15/2008 (1)            $   835         $   911
Nassau County NY Combined Sewer Dist. GO                              6.25%       5/15/2009 (1)                825             902
Nassau County NY Combined Sewer Dist. GO                              6.25%       5/15/2010 (1)                820             894
Nassau County NY GO                                                  5.125%        3/1/2013 (2)              5,860           6,129
Nassau County NY GO                                                  5.125%        3/1/2014 (2)              5,900           6,144
Nassau County NY GO                                                   5.50%       7/15/2007 (1)              1,270           1,352
Nassau County NY GO                                                   5.50%       7/15/2008 (1)              1,300           1,387
Nassau County NY GO                                                   5.50%       7/15/2009 (1)              1,325           1,409
Nassau County NY GO                                                   5.50%       7/15/2010 (1)              1,345           1,429
Nassau County NY GO                                                   5.50%       7/15/2011 (1)              1,370           1,453
Nassau County NY GO                                                   5.70%        8/1/2011 (3)              2,000           2,205
Nassau County NY GO                                                   5.75%        2/1/2011 (1)              1,100           1,189
New York City NY Cultural Resources
   (American Museum of Natural History)                               5.60%        4/1/2018 (1)              2,635           2,808
New York City NY Cultural Resources
   (American Museum of Natural History)                               5.65%        4/1/2022 (1)              5,000           5,330
New York City NY Cultural Resources
   (American Museum of Natural History)                               5.70%        4/1/2016 (1)             12,730          13,753
New York City NY Cultural Resources (Museum of Modern Art)            5.40%        1/1/2006 (2)                720             768
New York City NY Cultural Resources (Museum of Modern Art)            5.40%        1/1/2006 (2)(ETM)            85              91
New York City NY Cultural Resources (Museum of Modern Art)            5.40%        1/1/2012 (2)              3,400           3,584
New York City NY Cultural Resources (Museum of Modern Art)            5.50%        1/1/2007 (2)                805             860
New York City NY Cultural Resources (Museum of Modern Art)            5.50%        1/1/2007 (2)(ETM)            35              38
New York City NY Cultural Resources (Museum of Modern Art)            5.50%        1/1/2016 (2)              2,000           2,122
New York City NY GO                                                   5.75%        8/1/2002 (3)(Prere.)        280             303
New York City NY GO                                                   5.75%        8/1/2009 (3)              3,970           4,258
New York City NY GO                                                  6.625%        8/1/2002 (1)(Prere.)        495             550
New York City NY GO                                                  6.625%        8/1/2013 (1)                180             198
New York City NY GO                                                   6.95%       8/15/2004 (1)(Prere.)      1,460           1,697
New York City NY GO                                                   7.10%        2/1/2009 (1)                600             666
New York City NY GO VRDO                                              3.35%       12/2/1998 (1)              3,230           3,230
New York City NY Health & Hosp. Corp.                                5.625%       2/15/2013 (2)             23,400          25,093
New York City NY IDA (USTA Project)                                  6.375%      11/15/2014 (4)              2,000           2,253
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                          5.00%       6/15/2021 (3)              5,395           5,366
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                         5.125%       6/15/2022 (2)             11,000          11,028
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                          5.35%       6/15/2013 (1)              5,300           5,522
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                         5.875%       6/15/2012 (2)             20,000          22,700
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                         5.875%       6/15/2013 (2)             20,000          22,659
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                     3.25%       12/2/1998 (3)              4,000           4,000
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                     3.30%       12/2/1998 (3)              3,062           3,062
New York State Dormitory Auth. (Barnard College)                      5.25%        7/1/2026 (2)              4,370           4,470
New York State Dormitory Auth. (City Univ. of New York)               6.25%        7/1/2019 (1)              4,485           5,012
New York State Dormitory Auth. (City Univ. of New York)               7.00%        7/1/2000 (3)(Prere.)      6,140           6,596
New York State Dormitory Auth. (City Univ. of New York)               7.00%        7/1/2014 (3)             14,560          15,536
New York State Dormitory Auth. (Colgate Univ.)                        6.50%        7/1/2001 (1)(Prere.)      1,350           1,470
New York State Dormitory Auth. (Columbia Presbyterian Hosp.)          5.50%       2/15/2007 (2)              3,500           3,798
New York State Dormitory Auth. (Fordham Univ.)                        5.00%        7/1/2028 (1)             11,125          11,056
New York State Dormitory Auth. (Fordham Univ.)                        5.50%        7/1/2023 (3)             10,150          10,630
New York State Dormitory Auth. (Fordham Univ.)                        5.75%        7/1/2015 (3)              1,500           1,609
New York State Dormitory Auth. (Fordham Univ.)                        7.20%        7/1/2015 (2)                710             760
New York State Dormitory Auth. (FHA Hosp. & Nursing Home)             5.00%       2/15/2025 (2)              3,410           3,390
New York State Dormitory Auth. (FHA Hosp. & Presbyterian)             5.50%        2/1/2010 (2)              6,330           6,892
New York State Dormitory Auth. (Iona College)                         5.25%        7/1/2008 (1)              1,000           1,072
New York State Dormitory Auth. (Iona College)                         5.35%        7/1/2009 (1)              1,000           1,072


                                       20
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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE          MARKET
                                                                                   MATURITY                 AMOUNT          VALUE*
                                                                     COUPON            DATE                  (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. (Jewish Medical Center)                5.00%        7/1/2018 (1)            $10,000      $   10,008
New York State Dormitory Auth. (Mental Health Services)               5.00%       2/15/2023 (1)              5,000           4,972
New York State Dormitory Auth. (Montefiore Medical Center)            5.25%        2/1/2015 (2)             42,750          44,038
New York State Dormitory Auth. (Mt. Sinai School of Medicine)         6.75%        7/1/2015 (1)              7,245           7,879
New York State Dormitory Auth. (New York Medical College)             5.00%        7/1/2021 (1)             21,980          21,861
New York State Dormitory Auth. (New York Univ.)                       6.00%        7/1/2015 (3)             32,165          34,392
New York State Dormitory Auth. (New School for Social Research)      5.625%        7/1/2016 (1)              2,260           2,441
New York State Dormitory Auth. (North Shore Univ. Hosp.)              5.20%       11/1/2017 (1)             30,170          30,804
New York State Dormitory Auth. (Pace)                                5.625%        7/1/2017 (1)             11,185          12,049
New York State Dormitory Auth. (Rensselaer Polytech. Institute)       6.50%        7/1/2006 (3)              3,000           3,254
New York State Dormitory Auth. (Rochester Institute of Technology)    5.25%        7/1/2022 (1)              3,000           3,068
New York State Dormitory Auth. (Rochester Institute of Technology)    5.30%        7/1/2017 (1)              6,275           6,518
New York State Dormitory Auth. (School Districts Program)             6.00%        7/1/2015 (3)              2,675           2,765
New York State Dormitory Auth. (Siena College)                        6.00%        7/1/2011 (1)              1,500           1,627
New York State Dormitory Auth. (Sloan Kettering Cancer Center)        5.75%        7/1/2019 (1)              9,700          10,761
New York State Dormitory Auth. (Sloan Kettering Cancer Center)        5.75%        7/1/2020 (1)              7,500           8,429
New York State Dormitory Auth. (State Univ.)                          5.75%        7/1/2008 (2)              3,335           3,725
New York State Dormitory Auth. (State Univ.)                          6.00%       5/15/2000 (2)(Prere.)      1,825           1,893
New York State Dormitory Auth. (State Univ.)                          6.00%        7/1/2009 (2)              1,590           1,816
New York State Dormitory Auth. (St. John's Univ.)                     5.25%        7/1/2020 (1)             11,170          11,442
New York State Dormitory Auth. (St. John's Univ.)                     5.60%        7/1/2016 (1)              7,000           7,495
New York State Dormitory Auth. (St. John's Univ.)                     5.70%        7/1/2026 (1)              9,230           9,922
New York State Dormitory Auth. (St. Joseph's Hosp.)                   5.25%        7/1/2018 (1)              6,700           6,842
New York State Dormitory Auth. (St. Vincent Hosp. Medical Center)     5.80%        8/1/2025 (2)              4,250           4,520
New York State Dormitory Auth. (Union College)                        5.75%        7/1/2010 (3)              1,800           1,936
New York State Dormitory Auth. (Univ. of Rochester)                   5.00%        7/1/2017 (1)              2,000           2,000
New York State Dormitory Auth. (Vassar Brothers Hosp.)                5.25%        7/1/2017 (4)              8,025           8,221
New York State Dormitory Auth. (Vassar Brothers Hosp.)               5.375%        7/1/2025 (4)              7,000           7,275
New York State Energy Research & Dev. Auth. PCR
   (Niagara Mohawk)                                                   5.15%       11/1/2025 (2)              5,000           5,017
New York State Energy Research & Dev. Auth. PCR
   (Niagara Mohawk)                                                  6.625%       10/1/2013 (3)             10,000          10,878
New York State Environmental Fac. Water PCR                           5.50%       6/15/2009 (1)             10,000          10,897
New York State Local Govt. Assistance Corp. Rev.                      5.00%        4/1/2014 (3)             13,370          13,669
New York State Local Govt. Assistance Corp. Rev.                      5.00%        4/1/2021 (1)              6,325           6,291
New York State Local Govt. Assistance Corp. Rev.                      5.25%        4/1/2015 (2)              8,000           8,317
New York State Local Govt. Assistance Corp. Rev.                     5.375%        4/1/2019 (1)              3,000           3,119
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                           5.50%       8/15/2021 (3)+             8,000           8,171
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                           6.00%       8/15/2015 (1)             15,000          16,348
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                          6.375%       8/15/2010 (3)              6,100           6,633
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                           7.40%       2/15/1999 (1)(Prere.)        430             442
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                           7.40%       8/15/2007 (1)                460             473
New York State Medical Care Fac. Finance Agency
   (Sisters of Charity-Buffalo)                                      6.625%       11/1/2018 (2)              5,500           5,977
New York State Thruway Auth. Rev.                                     5.00%        1/1/2020 (1)              5,055           5,042
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       5.25%        4/1/2015 (2)             10,000          10,371
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       5.30%        4/1/2010 (1)              3,775           4,005
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       5.50%        4/1/2015 (1)             12,480          13,152
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       5.80%        4/1/2010 (2)             14,215          15,533
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       5.80%        4/1/2011 (2)              8,635           9,431
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       6.00%        4/1/2009 (3)              5,000           5,585
New York State Thruway Auth. Rev. (Service Contract)                  5.75%        4/1/2013 (1)              4,000           4,420
New York State Urban Dev. Corp.                                      5.375%        1/1/2012 (1)             21,375          22,372
New York State Urban Dev. Corp.                                       5.50%        4/1/2016 (1)             13,350          14,066
Niagara Falls NY Bridge Comm.                                         5.25%       10/1/2015 (3)              5,000           5,323
Niagara Falls NY Bridge Comm.                                         6.25%       10/1/2020 (3)              8,685          10,350
Niagara Falls NY Bridge Comm.                                         6.25%       10/1/2021 (3)              9,230          11,030


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
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                                                                                                              FACE          MARKET
                                                                                   MATURITY                 AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                           COUPON            DATE                  (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
North Hempstead NY GO                                                 6.30%        4/1/2008 (3)            $ 2,055      $    2,384
North Hempstead NY GO                                                 6.40%        4/1/2010 (3)              1,500           1,774
North Hempstead NY GO                                                 6.40%        4/1/2011 (3)              2,075           2,462
North Hempstead NY Solid Waste Auth.                                  5.00%        2/1/2012 (1)              3,370           3,451
Smithtown NY GO                                                       5.25%        4/1/2006 (1)              1,000           1,063
Smithtown NY GO                                                       5.45%        4/1/2008 (1)                400             426
Suffolk County NY GO                                                  5.00%        4/1/2006 (1)              2,255           2,347
Suffolk County NY GO                                                  5.00%       7/15/2006 (3)              1,000           1,043
Suffolk County NY GO                                                  5.10%       7/15/2007 (3)              1,280           1,337
Suffolk County NY GO                                                  5.20%       7/15/2008 (3)              1,100           1,151
Suffolk County NY Water Auth.                                         5.25%        6/1/2010 (2)(ETM)         3,790           4,114
Suffolk County NY Water Auth.                                         5.25%        6/1/2011 (2)(ETM)         2,380           2,573
Suffolk County NY Water Auth.                                         5.25%        6/1/2012 (2)(ETM)         4,290           4,617
Suffolk County NY Water Auth.                                         5.25%        6/1/2017 (2)              1,695           1,786
Suffolk County NY Water Auth.                                         5.75%        6/1/2002 (2)(Prere.)      1,100           1,192
Suffolk County NY Water Auth.                                         5.75%        6/1/2013 (2)              7,340           7,891
Triborough Bridge & Tunnel Auth. NY                                   5.00%        1/1/2016 (4)              9,000           9,068
Triborough Bridge & Tunnel Auth. NY                                   5.50%        1/1/2017 (2)              3,745           3,823
City of Yonkers NY School Dist. GO                                    5.60%        8/1/2009 (3)                535             582
City of Yonkers NY School Dist. GO                                    5.70%        8/1/2010 (3)                545             596
OUTSIDE NEW YORK:
Puerto Rico Electric Power Auth. Rev.                                 5.25%        7/1/2015 (4)              5,000           5,248
Puerto Rico GO                                                        5.00%        7/1/2017 (1)             11,475          11,687
Puerto Rico GO                                                        5.00%        7/1/2018 (1)              2,650           2,697
Puerto Rico Govt. Dev. Bank VRDO                                      2.90%       12/2/1998 (1)             24,900          24,900
Puerto Rico Infrastructure Financing Auth. Rev.                       5.00%        7/1/2021 (2)             16,935          16,963
                                                                                                                        -----------
                                                                                                                         1,204,700
                                                                                                                        -----------
PORTFOLIO INSURED (0.1%)
New York State Energy Research & Dev.
   (Niagara Mohawk Power Corp.)                                      8.875%       11/1/2025 (3)              1,100           1,113
                                                                                                                        -----------
SECONDARY MARKET INSURED (8.1%)
Muni. Assistance Corp. for New York City NY                           6.00%        7/1/2008 (3)             22,350          23,561
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                          5.00%       6/15/2017 (3)              4,000           4,000
New York City NY GO                                                   5.25%        8/1/2021 (3)              7,855           8,035
New York State Dormitory Auth. (City Univ. of New York)               5.75%        7/1/2009 (3)              3,750           4,205
New York State Dormitory Auth. (City Univ. of New York)               5.75%        7/1/2011 (3)              5,950           6,683
New York State Dormitory Auth. (Cornell Univ.)                        7.25%        7/1/2012 (1)              1,175           1,261
New York State Dormitory Auth. (State Univ.)                          6.00%       5/15/2017 (2)              3,775           3,893
New York State Dormitory Auth. (Univ. System)                         5.25%        7/1/2017 (1)             14,900          15,303
New York State Medical Care Fac. Finance Agency                       5.25%       2/15/2019 (3)             16,230          16,472
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                          5.375%       2/15/2014 (1)              5,000           5,223
Port Auth. of New York & New Jersey                                   6.50%       1/15/2026 (1)              1,500           1,599
Triborough Bridge & Tunnel Auth. NY                                   5.50%        1/1/2019 (2)              4,000           4,004
Triborough Bridge & Tunnel Auth. NY                                   6.00%        1/1/2012 (1)              7,805           8,945
Triborough Bridge & Tunnel Auth. NY                                   6.75%        1/1/2009 (2)              3,000           3,594
Triborough Bridge & Tunnel Auth. NY                                  6.875%        1/1/2015 (3)              7,000           7,542
                                                                                                                        -----------
                                                                                                                           114,320
                                                                                                                        -----------
NONINSURED (4.7%)
Long Island NY Power Auth. Electric System Rev. VRDO                  3.00%       12/2/1998                  1,400           1,400
Long Island NY Power Auth. Electric System Rev. VRDO                  3.20%       12/2/1998                  2,600           2,600
Muni. Assistance Corp. for New York City NY VRDO                      2.70%       12/2/1998                  4,200           4,200
New York City NY GO VRDO                                              2.90%       12/2/1998 LOC              5,300           5,300
New York City NY GO VRDO                                              2.95%       12/2/1998 LOC                300             300
New York City NY GO VRDO                                              3.30%       12/2/1998 LOC              3,100           3,100
New York City NY Health & Hosp. Corp. Rev. VRDO (Health System)       2.90%       12/2/1998                  1,200           1,200
New York State Dormitory Auth. (Columbia Univ.)                       5.75%        7/1/2015                 11,965          12,499
New York State Dormitory Auth. (Rockefeller Univ.)                    5.00%        7/1/2015                  1,100           1,121

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE          MARKET
                                                                                   MATURITY                 AMOUNT          VALUE*
                                                                     COUPON            DATE                  (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. (Rockefeller Univ.)                    5.00%        7/1/2018                $ 4,555      $    4,603
New York State Environmental Fac. Water PCR                           5.55%       7/15/2009                  2,000           2,180
New York State Local Govt. Assistance Corp. VRDO                      2.70%       12/2/1998                 15,300          15,300
New York State Local Govt. Assistance Corp. VRDO                      2.90%       12/2/1998 LOC                900             900
Onondaga County NY Public Improvements                               5.875%       2/15/2008                  2,475           2,778
Westchester County NY GO                                              6.70%       11/1/2008                  3,250           3,924
Westchester County NY GO                                              6.70%       11/1/2009                  3,645           4,436
                                                                                                                        -----------
                                                                                                                            65,841
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,297,595)                                                                                                     1,385,974
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                        26,163
Liabilities                                                                                                                 (6,203)
                                                                                                                        -----------
                                                                                                                            19,960
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 124,425,806 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                            $1,405,934
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $11.30
===================================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $6,231,000 have been segregated as initial margin for open futures contracts.

For key to abbreviations and other references, see below.

-----------------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT             PER
                                                                                                             (000)           SHARE
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                        $1,307,722          $10.51
 Undistributed Net Investment Income                                                                            --              --
 Accumulated Net Realized Gains--Note E                                                                     11,401             .09
 Unrealized Appreciation (Depreciation)--Notes E and F
   Investment Securities                                                                                    88,379             .71
   Futures Contracts                                                                                        (1,568)           (.01)
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                             $1,405,934          $11.30
===================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          NEW YORK
                                                                                                          NEW YORK         INSURED
                                                                                                        TAX-EXEMPT       LONG-TERM
                                                                                                      MONEY MARKET      TAX-EXEMPT
                                                                                                              FUND            FUND
                                                                                                      -----------------------------
                                                                                                      YEAR ENDED NOVEMBER 30, 1998
                                                                                                      -----------------------------
                                                                                                             (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Interest                                                                                              $11,141         $66,523
                                                                                                      -----------------------------
          Total Income                                                                                      11,141          66,523
                                                                                                      -----------------------------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                                                                          36             160
          Management and Administrative                                                                        513           2,138
          Marketing and Distribution                                                                            74             309
     Insurance Expense                                                                                          --               4
     Custodian Fees                                                                                              6              16
     Auditing Fees                                                                                               8               8
     Shareholders' Reports                                                                                       1              26
     Annual Meeting and Proxy Costs                                                                             --               3
     Trustees' Fees and Expenses                                                                                --               2
                                                                                                      -----------------------------
          Total Expenses                                                                                       638           2,666
          Expenses Paid Indirectly--Note C                                                                      (6)           (138)
                                                                                                      -----------------------------
          Net Expenses                                                                                         632           2,528
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                       10,509          63,995
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                                                                                 (2)         15,806
     Futures Contracts                                                                                          --          (2,201)
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                                        (2)         13,605
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                                                      --          17,657
     Futures Contracts                                                                                          --          (1,626)
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                --          16,031
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $10,507         $93,631
===================================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                                                               NEW YORK INSURED LONG-TERM
                                                               NEW YORK TAX-EXEMPT                  TAX-EXEMPT FUND
                                                                MONEY MARKET FUND             ----------------------------
                                                         ------------------------------           YEAR ENDED NOVEMBER 30,
                                                            YEAR ENDED       SEP, 3* TO       ----------------------------
                                                         NOV. 30, 1998    NOV. 30, 1997             1998             1997
                                                                 (000)            (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                    $ 10,509         $    635       $   63,995       $   53,818
     Realized Net Gain (Loss)                                       (2)              (1)          13,605              200
     Change in Unrealized Appreciation (Depreciation)               --               --           16,031           11,461
                                                         -----------------------------------------------------------------
          Net Increase in Net Assets
               Resulting from Operations                        10,507              634           93,631           65,479
                                                         -----------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                     (10,509)            (635)         (63,995)         (53,818)
     Realized Capital Gain                                          --               --           (1,756)          (3,537)
                                                         -----------------------------------------------------------------
          Total Distributions                                  (10,509)            (635)         (65,751)         (57,355)
                                                         -----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                    641,396          160,750          412,179          299,846
     Issued in Lieu of Cash Distributions                       10,102              607           48,283           41,951
     Redeemed                                                 (315,991)         (13,397)        (215,824)        (175,804)
                                                         -----------------------------------------------------------------
          Net Increase from Capital Share Transactions         335,507          147,960          244,638          165,993
--------------------------------------------------------------------------------------------------------------------------
     Total Increase                                            335,505          147,959          272,518          174,117
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                       147,959               --        1,133,416          959,299
                                                         -----------------------------------------------------------------
     End of Period                                            $483,464         $147,959       $1,405,934       $1,133,416
==========================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                    641,396          160,750           36,807           27,602
     Issued in Lieu of Cash Distributions                       10,102              607            4,309            3,857
     Redeemed                                                 (315,991)         (13,397)         (19,284)         (16,191)
                                                         -----------------------------------------------------------------
          Net Increase in Shares Outstanding                   335,507          147,960           21,832           15,268
==========================================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.

       The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 NEW YORK TAX-EXEMPT
                                                                                                  MONEY MARKET FUND

                                                                                              YEAR ENDED       SEP, 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                             NOV. 30, 1998    NOV. 30, 1997
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                                          .032             .008
     Net Realized and Unrealized Gain (Loss) on Investments                                           --               --
                                                                                           -------------------------------
          Total from Investment Operations                                                          .032             .008
                                                                                           -------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                                          (.032)           (.008)
     Distributions from Realized Capital Gains                                                        --               --
                                                                                           -------------------------------
          Total Distributions                                                                      (.032)           (.008)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $1.00            $1.00
==========================================================================================================================

TOTAL RETURN                                                                                       3.27%            0.84%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                                           $483             $148
     Ratio of Total Expenses to Average Net Assets                                                 0.19%          0.20%**
     Ratio of Net Investment Income to Average Net Assets                                          3.19%          3.52%**
==========================================================================================================================

 *Commencement of operations.

**Annualized.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                          YEAR ENDED NOVEMBER 30,
                                                                     -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                           1998           1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $11.05         $10.99       $11.01       $ 9.70       $10.97
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                             .564           .572         .569         .581         .588
     Net Realized and Unrealized Gain (Loss) on Investments            .267           .101         .045        1.310       (1.258)
                                                                     -------------------------------------------------------------
          Total from Investment Operations                             .831           .673         .614        1.891        (.670)
                                                                     -------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                             (.564)         (.572)       (.569)       (.581)       (.588)
     Distributions from Realized Capital Gains                        (.017)         (.041)       (.065)          --        (.012)
                                                                     -------------------------------------------------------------
          Total Distributions                                         (.581)         (.613)       (.634)       (.581)       (.600)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                         $11.30         $11.05       $10.99       $11.01       $ 9.70
==================================================================================================================================

TOTAL RETURN                                                          7.69%          6.36%        5.84%       19.90%       -6.37%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                              $1,406         $1,133         $959         $859         $695
     Ratio of Total Expenses to Average Net Assets                    0.21%          0.20%        0.20%        0.22%        0.22%
     Ratio of Net Investment Income to Average Net Assets             5.03%          5.26%        5.28%        5.51%        5.60%
     Portfolio Turnover Rate                                            17%             6%           5%          10%          20%
==================================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Exempt Funds comprises the New York Tax-Exempt Money Market and New York Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

       1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. FUTURES CONTRACTS: The Insured Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

       5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1998, the fund had contributed capital to Vanguard (included in Other Assets) of:

              -----------------------------------------------------------------------------------------
                                             CAPITAL CONTRIBUTED        PERCENTAGE         PERCENTAGE
                                                 TO VANGUARD              OF FUND         OF VANGUARD'S
              NEW YORK TAX-EXEMPT FUND             (000)                NET ASSETS       CAPITALIZATION
              -----------------------------------------------------------------------------------------
              Money Market                         $ 84                   0.02%               0.12%
              Insured Long-Term                     259                   0.02                0.37
              -----------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1998, directed brokerage and custodian fee offset arrangements reduced expenses by:

              ---------------------------------------------------------------------------------
                                                 EXPENSE REDUCTION
                                                       (000)                   TOTAL EXPENSE
                                             -------------------------         REDUCTION AS A
                                              DIRECTED       CUSTODIAN         PERCENTAGE OF
              NEW YORK TAX-EXEMPT FUND       BROKERAGE         FEES          AVERAGE NET ASSETS
              ---------------------------------------------------------------------------------
              Money Market                       --            $ 6                   --
              Insured Long-Term                $122             16                 0.01%
              ---------------------------------------------------------------------------------

D. During the year ended November 30, 1998, the Insured Long-Term Tax-Exempt Fund purchased $435,794,000 of investment securities and sold $200,631,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $1,548,000 through November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). For federal income tax purposes, the Insured Long-Term Tax-Exempt Fund had a gain of $11,381,000 available for distribution at November 30, 1998.

F. At November 30, 1998, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $86,831,000, consisting of unrealized gains of $87,196,000 on securities that had risen in value since their purchase and $365,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 1998, the aggregate settlement value of open futures contracts expiring through March 1999 and the related unrealized appreciation (depreciation) were:

              ---------------------------------------------------------------------------------------
                                                                                   (000)
                                                                      -------------------------------
                                                                       AGGREGATE         UNREALIZED
              NEW YORK TAX-EXEMPT FUND/        NUMBER OF LONG         SETTLEMENT        APPRECIATION
              FUTURES CONTRACTS               (SHORT) CONTRACTS          VALUE         (DEPRECIATION)
              ---------------------------------------------------------------------------------------
              Insured Long-Term/
                Municipal Bond Index                 160                $20,235          $   312
                U.S. Treasury Bond                  (555)                72,039           (2,024)
                U.S. Treasury Note                  (125)                14,889              144
              ---------------------------------------------------------------------------------------

Net unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard New York Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Exempt Money Market Fund and New York Insured Long-Term Tax-Exempt Fund (constituting Vanguard New York Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD NEW YORK TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The Insured Long-Term Tax-Exempt Fund distributed $1,756,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $1,756,000 capital gain dividends, the fund designates $1,164,000 as a 20% rate gain distribution.

       Each fund designates 100% of its income dividends as exempt-interest dividends.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q760-01/21/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.